UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - AUGUST 9, 2006

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE	000-22573	65-0774638
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Caster Avenue
Woodbridge, Ontario, Canada L4L 5Y9
(Address of principal executive offices)

(905) 264-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 3, 2006, Axion Power International, Inc. filed Post-effective Amendment No. 2 to its Form S-1 Registration Statement under the Securities Act of 1933 for the purpose of registering the resale of 1,627,500 shares of common stock held by the Trust for the Benefit of the Shareholders of Mega-C Power Corporation (the “Mega-C Trust”). On May 12, 2006, we were advised by the SEC that the amendment would be held in abeyance while the SEC’s accounting staff conducted a detailed review of our audited financial statements for the years ended December 31, 2003, 2004 and 2005 and our unaudited interim financial statements for the periods ended March 31, June 30 and September 30, 2004 and 2005 and March 31, 2006. As is typical in such reviews, the SEC’s accounting staff raised a number of issues that our management, lawyers and auditors have been diligently working to address.

On August 9, 2006, the audit committee of the board of directors concluded that certain notes receivable from Mega-C Power Corporation should have been impaired for reporting purposes as of June 30, 2004 and for all subsequent reporting periods. Accordingly, the audit committee concluded that our previously issued audited financial statements for the years ended December 31, 2004 and 2005 and our previously issued unaudited interim financial statements for the period ended June 30, 2004 and all subsequent interim periods should no longer be relied upon.

The audit committee is continuing its investigation of the remaining issues raised by the SEC staff and its evaluation of the nature and extent of any revised accounting treatment that may be necessary. Because the SEC review is ongoing and the scope of the audit committee’s investigation is evolving, we are unable to predict whether additional restatements will be required; the amount of the potential charges and accounting impact; or which periods may ultimately require restatement. Our audit committee and management have discussed these matters with our independent registered public accounting firm Freed Maxick & Battaglia CPAs, PC and our former independent registered public accountant, Michael F. Cronin CPA. As promptly as practicable following the completion of the SEC review and the audit committee’s investigation, we intend to file such amendments to our prior filings as the audit committee determines are necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Axion Power International, Inc.
August 14, 2006

By: /s/ Thomas Granville
      Thomas Granville
   Chief Executive Officer